EXHIBIT 32.1

                Written Statement of the Chief Executive Officer

                           Pursuant to 18 U.S.C. ss.1350

         Solely for the purposes of complying with 18 U.S.C. ss.1350, I, the undersigned Chief Executive Officer of The RiceX Company (the "Company"), hereby certify, based on my knowledge, that the Quarterly Report on Form 10-QSB of the Company for the quarter ended June 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  August 14, 2003                            /s/ DANIEL L. MCPEAK, SR.
                                                   -----------------------------
                                                   Daniel L. McPeak, Sr.
                                                   Chief Executive Officer
























         A signed original of this written statement required by Section 906 has been provided to The RiceX Company, and will be retained by The RiceX Company and furnished to the Securities and Exchange Commission or its staff upon request.

         This certification "accompanies" the Quarterly Report on Form 10-QSB to which it relates, is not deemed filed with the Securities Exchange Commission, and is not to be incorporated by reference into any filing of the company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (whether made before or after the date of the Quarterly Report on Form 10-QSB, irrespective of any general incorporation language contained in such filing).




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                                                                    EXHIBIT 32.2

                Written Statement of the Chief Financial Officer

                           Pursuant to 18 U.S.C. ss.1350

         Solely for the purposes of complying with 18 U.S.C. ss.1350, I, the undersigned Chief Financial Officer of The RiceX Company (the "Company"), hereby certify, based on my knowledge, that the Quarterly Report on Form 10-QSB of the Company for the quarter ended June 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  August 14, 2003                                      /s/ TODD C. CROW
                                                             ----------------
                                                             Todd C. Crow

























         A signed original of this written statement required by Section 906 has been provided to The RiceX Company, and will be retained by The RiceX Company and furnished to the Securities and Exchange Commission or its staff upon request.

         This certification "accompanies" the Quarterly Report on Form 10-QSB to which it relates, is not deemed filed with the Securities Exchange Commission, and is not to be incorporated by reference into any filing of the company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (whether made before or after the date of the Quarterly Report on Form 10-QSB, irrespective of any general incorporation language contained in such filing).